EXHIBIT 10.63(a)

EIGHTH AMENDMENT TO

RESEARCH AND LICENCE AGREEMENT

(this “Amendment”)

Effective Date: December 2, 2021

by and between

YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED

a company duly registered under the laws of Israel of

P O Box 95, Rehovot 7610002, Israel

(hereinafter, “Yeda”)

and

CELL SOURCE LIMITED

a company duly registered under the laws of Israel of

5 Kineret Street, Bnei Brak 5126237

(hereinafter, “Cell Source”)

WHEREAS	Yeda and Cell Source are parties (the “Parties”) to a Research and Licence Agreement dated October 3, 2011, as amended by a First Amendment thereto dated April 8, 2014, a Second Amendment thereto dated November 28, 2016, a Third Amendment thereto dated March 29, 2018, a Fourth Amendment thereto dated March 30, 2018, a Fifth Amendment thereto dated June 30, 2019, a Sixth Amendment thereto dated December 31, 2019 and a Seventh Amendment thereto dated November 15, 2020 (together, “the R&L Agreement”); and

WHEREAS	Cell Source wishes revise the milestones associated with the agreement as set out in, and under the conditions of, this Amendment;

NOW THEREFORE IT IS AGREED BY THE PARTIES HERETO AS FOLLOWS:

1.	Terms and phrases used in this Amendment which are defined in the R&L Agreement shall have in this Amendment the same meaning as that attributed to them in the R&L Agreement, unless otherwise expressly defined in this Amendment.

2.	This Amendment and the R&L Agreement shall be read as one and shall represent the complete current understanding between the Parties with respect to the subject matter hereof. Subject to the modifications contained herein, the provisions of the R&L Agreement shall remain unaltered and in full force and effect.

3.	The above preamble and sections form an integral part of this Amendment.

4.	The milestone in Clause 13.2.1(b) of the R&L Agreement, shall be replaced by the following:

(b) by January 1, 2025, to commence Phase II clinical trials with respect to the First Product, provided that in the event that during a consecutive period of 18 months prior to such date, no clinical trials in respect of the First Product are performed and no sponsored research in respect of any Product under the R&L Agreement is substantively funded by the Company, then the milestone shall be deemed not to have been achieved;

5.	The milestone in Clause 13.2.1(c) of the R&L Agreement shall be replaced by the following:

(c) by January 1, 2028, to have either commenced Phase Ill clinical trials or to have received FDA or EMA marketing approval in respect of a product (“Marketing Approval”); however, if the Company can prove to Yeda’s satisfaction, at Yeda’s sole discretion, that Phase Ill is not necessary for obtaining marketing approval, then this milestone need not be achieved;

6.	It is agreed that delays in the achievement of the milestones in Clause 13.2 of the R&L Agreement, which do not exceed 24 months, and result from causes beyond such Company’s reasonable control and without any fault of Company, including fire, explosion, flood, war, pandemic, strike, or riot, provided that Company uses commercially reasonable efforts to avoid or remove such causes of non-performance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed, shall not be deemed failure to achieve such milestones. If the Company is affected by such circumstances it shall promptly notify Yeda in writing when such circumstances cause a delay or failure in performance and when they cease to do so.

7.	This Amendment constitutes the entire agreement between the Parties hereto in respect of the subject matter hereof, and supersedes all prior agreements or understandings between the Parties relating to the subject matter hereof and may be amended only by a written document signed by both Parties hereto.

IN WITNESS WHEREOF the parties hereto have set their signatures as of the Effective Date.

for YEDA RESEARCH AND DEVELOPMENT COMPANY LTD.		for CELL SOURCE LIMITED

Signature:	/s/ Opher Shapira /s/ Irit Sagi	Signature:	/s/ Itamar Shimrat
Name	Dr. Opher Shapira and Prof. Irit Sagi	Name:	Itamar Shimrat
Title	CEO Chair	Title:	Chief Exeecutive Officer

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